UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ACCO BRANDS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 16, 2017.

Meeting Information
ACCO BRANDS CORPORATION	Meeting Type: For holders as of:	Annual Meeting March 22, 2017
Date: May 16, 2017 Time: 10:30 AM, CDT
	Location:	Kemper Lakes Business Center Three Corporate Drive Lake Zurich, Illinois 60047

ACCO BRANDS CORPORATION FOUR CORPORATE DRIVE LAKE ZURICH, IL 60047

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. Annual Report

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Our stockholder meetings have attendance requirements including, but not limited to, the possession of acceptable proof of stock ownership. Please review the proxy materials for directions to the annual meeting and information on what you will need to present in order to gain access to the meeting. At the meeting, you will need to request a ballot to vote the shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote
FOR the following director nominees:

1.	Election of Directors

Nominees:

	1a.	James A. Buzzard

	1b.	Kathleen S. Dvorak

	1c.	Boris Elisman

	1d.	Pradeep Jotwani

	1e.	Robert J. Keller

	1f.	Thomas Kroeger

	1g.	Graciela Monteagudo

	1h.	Hans Michael Norkus

	1i.	E. Mark Rajkowski

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	The ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2017.

3.	The approval, by non-binding advisory vote, of the compensation of our named executive officers.

The Board of Directors recommends you vote for a frequency of 1 YEAR:

4.	The approval, by non-binding advisory vote, of the frequency of holding an advisory vote on the compensation of our named executive officers.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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